Exhibit 99.11

JOINDER TO AND CONFIRMATION OF GUARANTEES
AND JOINDER TO AND AMENDMENT AND CONFIRMATION OF
SECURITY AGREEMENTS

THIS JOINDER TO AND CONFIRMATION OF GUARANTEES AND JOINDER TO AND AMENDMENT TO AND CONFIRMATION OF SECURITY AGREEMENTS (this “Confirmation”) is made and entered into as of July 22, 2011, by and among FIVE STAR QUALITY CARE, INC., a Maryland corporation (“Guarantor”), each of the parties identified on the signature page hereof as a tenant (jointly and severally, “Tenant”), each of the parties identified on the signature page hereof as a subtenant (collectively, “Subtenants”) and each of the parties identified on the signature page hereof as a landlord (collectively, “Landlord”).

W I T N E S S E T H :

WHEREAS, pursuant to the terms of that certain Amended and Restated Master Lease Agreement (Lease No. 2), dated as of August 4, 2009 (as the same has been amended, restated or otherwise modified from time to time, “Amended Lease No. 2”), Landlord leases to Tenant, and Tenant leases from Landlord, certain property, all as more particularly described in Amended Lease No. 2; and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 2 are guaranteed by (i) that certain Amended and Restated Guaranty Agreement (Lease No. 2), dated as of August 4, 2009, made by Guarantor for the benefit of Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Parent Guaranty”); and (ii) that certain Amended and Restated Subtenant Guaranty Agreement (Lease No. 2), dated as of August 4, 2009, made by Subtenants for the benefit of Landlord (as the same has been amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Guaranty”; and, together with the Parent Guaranty, collectively, the “Guarantees”); and

WHEREAS, the payment and performance of all of the obligations of Tenant with respect to Amended Lease No. 2 are secured by (i) that certain Amended and Restated Subtenant Security Agreement (Lease No. 2), dated as of August 4, 2009, by and among Subtenants and Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Subtenant Security Agreement”); and (ii) that certain Amended and Restated Security Agreement (Lease No. 2), dated as of August 4, 2009, by and among Tenant and Landlord (as the same may be amended, restated or otherwise modified or confirmed from time to time, the “Tenant Security Agreement”; and together with the Subtenant Security Agreement, collectively, the “Security Agreements”); and

WHEREAS, pursuant to that certain Fourth Amendment to Amended and Restated Master Lease Agreement (Lease No. 2), dated as of the date hereof (the “Fourth Amendment”), Amended Lease No. 2 is being amended to add thereto that certain property known as The Palms at St. Lucie West and located at 501 N.W. Cashmere Boulevard, Port St. Lucie, Florida (the “Palms Property”), all as more particularly described in the Fourth Amendment; and

WHEREAS, FSQC Trust is entering into a Sublease Agreement (as the same may be amended, restated or otherwise modified from time to time, the “FL Sublease”) with Five Star

Quality Care-FL, LLC, a Delaware limited liability company and an affiliate of FSQC Trust (the “FL Subtenant”), with respect to the Palms Property; and

WHEREAS, in connection with the foregoing, and as a condition precedent to the execution of the Fourth Amendment by Landlord, Landlord has required that the FL Subtenant join the Subtenant Guarantee and Subtenant Security Agreement, and that the parties hereto confirm that the Guarantees and the Security Agreements remain in full force and effect and apply to Amended Lease No. 2 as amended by the Fourth Amendment;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree, effective as of the date hereof, as follows:

1.             Joinder to Subtenant Guarantee.  The FL Subtenant hereby joins in the Subtenant Guarantee as if the FL Subtenant had originally executed and delivered the Subtenant Guarantee as a Subtenant Guarantor thereunder.  From and after the date hereof, all references in the Subtenant Guarantee to the Subtenant Guarantors shall include the FL Subtenant, and the FL Subtenant shall be considered a Subtenant Guarantor for all purposes under the Subtenant Guaranty.

2.             Joinder to Subtenant Security Agreement.  The FL Subtenant hereby joins in the Subtenant Security Agreement as if the FL Subtenant had originally executed and delivered the Subtenant Security Agreement as a Subtenant thereunder.  From and after the date hereof, all references in the Subtenant Security Agreement to the Subtenants shall include the FL Subtenant and the FL Subtenant shall be considered a Subtenant for all purposes under the Subtenant Security Agreement.

3.             Amendment of Subtenant Security Agreement.  The Subtenant Security Agreement is hereby amended by (a) replacing Exhibit A attached thereto with Schedule 1 attached hereto; (b) replacing Schedule 1 attached thereto with Schedule 2 attached hereto; and (c) replacing Schedule 2 attached thereto with Schedule 3 attached hereto.

4.             Amendment of Tenant Security Agreement.  The Tenant Security Agreement is hereby amended by replacing Schedule 2 attached thereto with Schedule 4 attached hereto.

5.             Confirmation of Guarantees and Security Agreements. Each of the parties to the Guarantees and the Security Agreements (including, without limitation, the FL Subtenant) hereby confirms that all references in the Guarantees and the Security Agreements to “Amended Lease No. 2” shall refer to Amended Lease No. 2 as amended by the Fourth Amendment, and the Guarantees, as confirmed hereby, and the Security Agreements, as amended and confirmed hereby, are hereby ratified and confirmed in all respects.

6.             No Impairment, Etc.  The obligations, covenants, agreements and duties of the parties under the Guarantees and Security Agreements shall not be impaired in any manner by the execution and delivery of the Third Amendment or any other amendment, change or modification to Amended Lease No. 2, and in no event shall any ratification or confirmation of such Guarantees or such Security Agreements, or the obligations, covenants, agreements and the duties of the parties under the Guarantees or the Security Agreements, including, without limitation, this Confirmation, be required in connection with any such amendment, change or modification.

2

IN WITNESS WHEREOF, the parties hereto have caused this Confirmation to be duly executed as a sealed instrument as of the date first above written.

GUARANTOR:

FIVE STAR QUALITY CARE, INC.

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

TENANT:

FIVE STAR QUALITY CARE TRUST,
FS TENANT HOLDING COMPANY TRUST,
FS COMMONWEALTH LLC, and
FS PATRIOT LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the foregoing entities

3

SUBTENANTS:

FIVE STAR QUALITY CARE-CA II, LLC,
FIVE STAR QUALITY CARE-COLORADO, LLC,
FIVE STAR QUALITY CARE-FL, LLC
FIVE STAR QUALITY CARE-GA, LLC,
FIVE STAR QUALITY CARE-GHV, LLC,
FIVE STAR QUALITY CARE-IA, LLC,
FIVE STAR QUALITY CARE-IN, LLC,
FIVE STAR QUALITY CARE-KS, LLC,
FIVE STAR QUALITY CARE-MD, LLC,
FIVE STAR QUALITY CARE-NE, INC.,
FIVE STAR QUALITY CARE-NE, LLC,
FIVE STAR QUALITY CARE-TX, LLC,
FIVE STAR QUALITY CARE-VA, LLC,
FIVE STAR QUALITY CARE-WI, LLC,
FS LAFAYETTE TENANT TRUST,
FS LEISURE PARK TENANT TRUST,
FS LEXINGTON TENANT TRUST,
FS TENANT POOL I TRUST,
FS TENANT POOL II TRUST,
FS TENANT POOL III TRUST,
FS TENANT POOL IV TRUST, and
FSQC-AL, LLC

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President of each of the foregoing entities

MORNINGSIDE OF ANDERSON, L.P., and
MORNINGSIDE OF ATHENS, LIMITED
PARTNERSHIP

By:	LifeTrust America, Inc.,
General Partner of each of
the foregoing entities

By:	/s/ Travis K. Smith
Travis K. Smith
Vice President

4

LANDLORD:

CCC FINANCING I TRUST,
CCC INVESTMENTS I, L.L.C.,
CCC OF KENTUCKY TRUST,
CCC PUEBLO NORTE TRUST,
CCDE SENIOR LIVING LLC,
CCOP SENIOR LIVING LLC,
HRES1 PROPERTIES TRUST,
O.F.C. CORPORATION,
SNH CHS PROPERTIES TRUST,
SNH SOMERFORD PROPERTIES TRUST,
SNH/LTA PROPERTIES GA LLC,
SNH/LTA PROPERTIES TRUST,
SPTIHS PROPERTIES TRUST, and
SPTMNR PROPERTIES TRUST

By:	/s/ David J. Hegarty
David J. Hegarty
President of each of the foregoing entities

LEISURE PARK VENTURE LIMITED
PARTNERSHIP

By:	CCC Leisure Park Corporation,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC RETIREMENT COMMUNITIES II, L.P.

By:	Crestline Ventures LLC,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

CCC FINANCING LIMITED, L.P.

By:	CCC Retirement Trust,
its General Partner

	By:	/s/ David J. Hegarty
David J. Hegarty
President

5

SCHEDULE 1

EXHIBIT A

SUBLEASES

1.             Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-Colorado, LLC, Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

2.             Sublease Agreement, dated December 31, 2001, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-KS, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated March 1, 2004 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

3.             Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, and FS Leisure Park Tenant Trust, a Maryland business trust, as amended by that certain Letter Agreement dated June 30, 2008 by and among FS Tenant Holding Company Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among FS Tenant Holding Company Trust, as sublandlord and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

4.             Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, and FS Lafayette Tenant Trust, a Maryland business trust, as amended by that certain Letter Agreement dated June 30, 2008 by and among FS Tenant Holding Company Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among FS Tenant Holding Company Trust, as sublandlord and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

5.             Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, and FS Lexington Tenant Trust, a Maryland business trust, as amended by that certain Letter Agreement dated June 30, 2008 by and among FS Tenant Holding Company Trust, as sublandlord, and Certain Affiliates of Five

Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among FS Tenant Holding Company Trust, as sublandlord and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

6.             Sublease Agreement, dated January 11, 2002, by and between FS Tenant Holding Company Trust, a Maryland business trust, and FS Tenant Pool IV Trust, a Maryland business trust, as amended by that certain Letter Agreement dated June 30, 2008 by and among FS Tenant Holding Company Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among FS Tenant Holding Company Trust, as sublandlord and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

7.             Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Anderson, L.P., a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

8.             Sublease Agreement, dated November 19, 2004, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Morningside of Athens, Limited Partnership, a Delaware limited partnership, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

9.             Sublease Agreement, dated May 6, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-CA II, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

10.           Sublease Agreement, dated October 31, 2005, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Partial Termination of Sublease Agreement, dated May 6, 2011 by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GHV, LLC, a Maryland limited liability company, as subtenant.

11.           Second Amended and Restated Sublease Agreement, dated November 1, 2006, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-GA, LLC, a Delaware limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Partial Termination of Second Amended and Restated Sublease Agreement, dated as of May 1, 2011, by and between Five Star Quality Care Trust, as sublandlord, and Five Star Quality Care-GA, LLC, as subtenant, as further amended by that certain Partial Termination of Second Amended and Restated Sublease Agreement, dated as of June 1, 2011, by and between Five Star Qualify Care Trust, as sublandlord, and Five Star Quality Care-GA, LLC, as subtenant.

12.           Sublease Agreement, dated February 7, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-TX, LLC, a Maryland limited liability company, as subtenant, as amended by that certain Letter Agreement dated June 30, 2008 by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

13.           Sublease Agreement, dated August 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and FSQC-AL, LLC, as subtenant, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

14.           Sublease Agreement, dated November 1, 2008, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IN, LLC, as subtenant, as further amended by that certain Letter Agreement dated as of August 4, 2009, by and among Five Star Quality Care Trust, as sublandlord, and Certain Affiliates of Five Star Quality Care, Inc., as subtenants.

15.           Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-MD, LLC, a Delaware limited liability company, as subtenant.

16.           Second Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-WI, LLC, a Delaware limited liability company, as subtenant.

17.           Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord and FS Tenant Pool I Trust, a Maryland business trust, as subtenant.

18.           Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord, and FS Tenant Pool II Trust, a Maryland business trust, as subtenant.

19.           Amended and Restated Sublease Agreement, dated as of August 4, 2009, by and between FS Tenant Holding Company Trust, a Maryland business trust, as sublandlord, and FS Tenant Pool III Trust, a Maryland business trust, as subtenant.

20.           Amended and Restated Sublease Agreement, dated August 1, 2010, but effective as of October 1, 2009, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-IA, LLC, a Delaware limited liability company, as subtenant.

21.           Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, Inc., a Delaware corporation, as subtenant.

22.           Amended and Restated Sublease Agreement, dated August 1, 2010, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-NE, LLC, a Delaware limited liability company, as subtenant.

23.           Sublease Agreement, dated June 20, 2011, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-VA, LLC, a Delaware limited liability company, as subtenant.

24.           Sublease Agreement, dated July 22, 2011, by and between Five Star Quality Care Trust, a Maryland business trust, as sublandlord, and Five Star Quality Care-FL, LLC, a Delaware limited liability company, as subtenant.

SCHEDULE 2

SCHEDULE 1

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
Five Star Quality Care-CA II, LLC, a Delaware limited liability company No. DE 3872799	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-Colorado, LLC, a Delaware limited liability company No. DE 3141518	400 Centre Street Newton, MA 02458	SHOPCO-Colorado, LLC
Five Star Quality Care-FL, LLC, a Delaware limited liability company No. DE 3487186	400 Centre Street Newton, MA 02458	None
Five Star Quality Care-GA, LLC, a Delaware limited liability company No. DE 3141197	400 Centre Street Newton, MA 02458	SHOPCO-GA, LLC
Five Star Quality Care-GHV, LLC, a Maryland limited liability company No. MD W10441350	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-IA, LLC, a Delaware limited liability company No. DE 3141200	400 Centre Street Newton, MA 02458	SHOPCO-IA, LLC
Five Star Quality Care-IN, LLC, a Maryland limited liability company No. MD W12573952	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-KS, LLC, a Delaware limited liability company No. DE 3155963	400 Centre Street Newton, MA 02458	SHOPCO-KS, LLC
Five Star Quality Care-MD, LLC, a Delaware limited liability company No. DE 3561210	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-NE, Inc., a Delaware corporation No. DE 3162188	400 Centre Street Newton, MA 02458	SHOPCO-NE, Inc.
Five Star Quality Care-NE, LLC, a Delaware limited liability company No. DE 3141204	400 Centre Street Newton, MA 02458	SHOPCO-NE, LLC
Five Star Quality Care-TX, LLC, a Maryland limited liability company No. MD W11898319	400 Centre Street Newton, MA 02458	None.
Five Star Quality Care-VA, LLC, a Delaware limited liability company No. DE 3561214	400 Centre Street Newton, MA 02458	None
Five Star Quality Care-WI, LLC, a Delaware limited liability company No. DE 3141217	400 Centre Street Newton, MA 02458	SHOPCO-WI, LLC
FS Lafayette Tenant Trust, a Maryland business trust No: MD B06518989	400 Centre Street Newton, MA 02458	None.
FS Leisure Park Tenant Trust, a Maryland business trust No: MD B06547053	400 Centre Street Newton, MA 02458	None.
FS Lexington Tenant Trust, a Maryland business trust No: MD B06519029	400 Centre Street Newton, MA 02458	None.
FS Tenant Pool I Trust, a Maryland business trust No: MD B06519011	400 Centre Street Newton, MA 02458	None.

Subtenant Name, Organizational Structure & Corporate Identification Number:	Chief Executive Office & Principal Place of Business:	Other Names
FS Tenant Pool II Trust, a Maryland business trust No: MD B06518146	400 Centre Street Newton, MA 02458	None.
FS Tenant Pool III Trust, a Maryland business trust No: MD B06519037	400 Centre Street Newton, MA 02458	None.
FS Tenant Pool IV Trust, a Maryland business trust No: MD B06519045	400 Centre Street Newton, MA 02458	None.
FSQC-AL, LLC, a Maryland limited liability company No. MD W10831154	400 Centre Street Newton, MA 02458	None.
Morningside of Anderson, L.P., a Delaware limited partnership No. DE 2926362	400 Centre Street Newton, MA 02458	None.
Morningside of Athens, Limited Partnership, a Delaware limited partnership No. DE 3499189	400 Centre Street Newton, MA 02458	None.

SCHEDULE 3

SCHEDULE 2

The Facilities

State	Facility	Subtenant

ALABAMA:	ASHTON GABLES IN RIVERCHASE 2184 Parkway Lake Drive Birmingham, Alabama 35244	FSQC-AL, LLC

	LAKEVIEW ESTATES 2634 Valleydale Road Birmingham, Alabama 35244	FSQC-AL, LLC

ARIZONA:	THE FORUM AT PUEBLO NORTE 7090 East Mescal Street Scottsdale, AZ 85254	FS Tenant Pool II Trust

CALIFORNIA:	LA SALETTE HEALTH AND REHABILITATION CENTER 537 East Fulton Street Stockton, California 95204	Five Star Quality Care-CA II, LLC

	THOUSAND OAKS HEALTHCARE CENTER 93 W. Avenida de Los Arboles Thousand Oaks, California 91360	Five Star Quality Care-CA II, LLC

COLORADO:	SKYLINE RIDGE NURSING & REHABLITATION CENTER 515 Fairview Avenue Canon City, Colorado 81212	Five Star Quality Care-Colorado, LLC

	SPRINGS VILLAGE CARE CENTER 110 West Van Buren Street Colorado Springs, Colorado 80907	Five Star Quality Care-Colorado, LLC

	WILLOW TREE CARE CENTER 2050 South Main Street Delta, Colorado 81416	Five Star Quality Care-Colorado, LLC

	CEDARS HEALTHCARE CENTER 1599 Ingalls Street Lakewood, Colorado 80214	Five Star Quality Care-Colorado, LLC

State	Facility	Subtenant

DELAWARE:	MILLCROFT 225 Possum Park Road Newark, Delaware 19711	FS Tenant Pool I Trust

	FORWOOD MANOR 1912 Marsh Road Wilmington, Delaware 19810	FS Tenant Pool II Trust

	FOULK MANOR SOUTH 407 Foulk Road Wilmington, Delaware 19803	FS Tenant Pool IV Trust

	SHIPLEY MANOR 2733 Shipley Road Wilmington, DE 19810	FS Tenant Pool I Trust

FLORIDA:	FORUM AT DEER CREEK 3001 Deer Creek Country Club Boulevard Deerfield Beach, Florida 33442	FS Tenant Pool III Trust

	SPRINGWOOD COURT 12780 Kenwood Lane Fort Myers, Florida 33907	FS Tenant Pool IV Trust

	FOUNTAINVIEW 111 Executive Center Drive West Palm Beach, Florida 33401	FS Tenant Pool II Trust

	PALMS AT ST. LUCIE WEST 501 N.W. Cashmere Boulevard Port St. Lucie, Florida 34986	Five Star Quality Care-FL, LLC

GEORGIA:	MORNINGSIDE OF ATHENS 1291 Cedar Shoals Drive Athens, Georgia 30605	Morningside of Athens, Limited Partnership

	SENIOR LIVING OF MARSH VIEW 7410 Skidway Road Savannah, Georgia 31406	Five Star Quality Care-GA, LLC

INDIANA:	MEADOWOOD RETIREMENT COMMUNITY 2455 Tamarack Trail Bloomington, Indiana 47408	Five Star Quality Care-IN, LLC

State	Facility	Subtenant

IOWA:	PACIFIC PLACE 20937 Kane Avenue Pacific Junction, Iowa 51561	Five Star Quality Care-IA, LLC

	WEST BRIDGE CARE & REHABILITATION 1015 West Summit Street Winterset, Iowa 50273	Five Star Quality Care-IA, LLC

KANSAS:	WOODHAVEN CARE CENTER 510 W. 7th Street Ellinwood, Kansas 67526	Five Star Quality Care-KS, LLC

KENTUCKY:	LAFAYETTE AT COUNTRY PLACE 690 Mason Headley Road Lexington, Kentucky 40504	FS Lafayette Tenant Trust

	LEXINGTON AT COUNTRY PLACE 700 Mason Headley Road Lexington, Kentucky 40504	FS Lexington Tenant Trust

MARYLAND:	HEARTFIELDS AT BOWIE 7600 Laurel Bowie Road Bowie, Maryland 20715	Five Star Quality Care-MD, LLC

	HEARTFIELDS AT FREDERICK 1820 Latham Drive Frederick, Maryland 21701	Five Star Quality Care-MD, LLC

NEBRASKA:	MORYS HAVEN 1112 15th Street Columbus, Nebraska 68601	Five Star Quality Care-NE, Inc.

	WEDGEWOOD CARE CENTER 800 Stoeger Drive Grand Island, Nebraska 68803	Five Star Quality Care-NE, LLC

	CRESTVIEW HEALTH CARE CENTER 1100 West First Street Milford, Nebraska 68405	Five Star Quality Care-NE, LLC

	UTICA COMMUNITY CARE CENTER 1350 Centennial Avenue Utica, Nebraska 68456	Five Star Quality Care-NE, Inc.

State	Facility	Subtenant

NEW JERSEY:	LEISURE PARK 1400 Route 70 Lakewood, New Jersey 08701	FS Leisure Park Tenant Trust

PENNSYLVANIA:	FRANCISCAN MANOR 71 Darlington Road Patterson Township, Beaver Falls, Pennsylvania 15010	Five Star Quality Care-GHV, LLC

	MOUNT VERNON OF ELIZABETH 145 Broadlawn Drive Elizabeth, Pennsylvania 15037	Five Star Quality Care-GHV, LLC

	OVERLOOK GREEN 5250 Meadowgreen Drive Whitehall, Pennsylvania 15236	Five Star Quality Care-GHV, LLC

SOUTH CAROLINA:	MORNINGSIDE OF ANDERSON 1304 McLees Road Anderson, South Carolina 29621	Morningside of Anderson, L.P.

	MYRTLE BEACH MANOR 9547 Highway 17 North Myrtle Beach, South Carolina 29572	FS Tenant Pool I Trust

TEXAS:	HERITAGE PLACE AT BOERNE 120 Crosspoint Drive Boerne, Texas 78006	Five Star Quality Care-TX, LLC

	FORUM AT PARK LANE 7831 Park Lane Dallas, Texas 75225	FS Tenant Pool III Trust

	HERITAGE PLACE AT FREDERICKSBURG 96 Frederick Road Fredericksburg, Texas 78624	Five Star Quality Care-TX, LLC

VIRGINIA:	CHESAPEAKE PROPERTY 1005 Elysian Place Chesapeake, Virginia 23320	Five Star Quality Care-VA, LLC

WISCONSIN:	GREENTREE HEALTH & REHABILITATION CENTER 70 Greentree Road Clintonville, Wisconsin 54929	Five Star Quality Care-WI, LLC

State	Facility	Subtenant

	PINE MANOR HEALTH CARE CENTER Village of Embarrass 1625 East Main Street Clintonville, Wisconsin 54929	Five Star Quality Care-WI, LLC

	MANORPOINTE-OAK CREEK INDEPENDENT SENIOR APARTMENTS AND MEADOWMERE/MITCHELL MANOR-OAK CREEK ASSISTED LIVING 700 East Stonegate Drive and 701 East Peutz Road Oak Creek, Wisconsin 53154	Five Star Quality Care-WI, LLC

	RIVER HILLS WEST HEALTHCARE CENTER 321 Riverside Drive Pewaukee, Wisconsin 53072	Five Star Quality Care-WI, LLC

	THE VIRGINIA HEALTH & REHABILITATION CENTER 1451 Cleveland Avenue Waukesha, Wisconsin 53186	Five Star Quality Care-WI, LLC

SCHEDULE 4

SCHEDULE 2

THE FACILITIES

ALABAMA:

ASHTON GABLES IN RIVERCHASE

2184 Parkway Lake Drive

Birmingham, Alabama  35244

LAKEVIEW ESTATES

2634 Valleydale Road

Birmingham, Alabama  35244

ARIZONA:

THE FORUM AT PUEBLO NORTE

7090 East Mescal Street

Scottsdale, Arizona  85254

CALIFORNIA:

LA SALETTE HEALTH AND REHABILITATION CENTER

537 East Fulton Street

Stockton, California  95204

THOUSAND OAKS HEALTHCARE CENTER

93 W. Avenida de Los Arboles

Thousand Oaks, California  91360

COLORADO:

SKYLINE RIDGE NURSING & REHABLITATION CENTER

515 Fairview Avenue

Canon City, Colorado  81212

SPRINGS VILLAGE CARE CENTER

110 West Van Buren Street

Colorado Springs, Colorado  80907

WILLOW TREE CARE CENTER

2050 South Main Street

Delta, Colorado  81416

CEDARS HEALTHCARE CENTER

1599 Ingalls Street

Lakewood, Colorado  80214

DELAWARE:

MILLCROFT

255 Possum Park Road

Newark, Delaware  19711

FORWOOD MANOR

1912 Marsh Road

Wilmington, Delaware  19810

FOULK MANOR SOUTH

407 Foulk Road

Wilmington, Delaware  19803

SHIPLEY MANOR

2723 Shipley Road

Wilmington, Delaware  19810

FLORIDA:

FORUM AT DEER CREEK

3001 Deer Creek Country Club Boulevard

Deerfield Beach, Florida  33442

SPRINGWOOD COURT

12780 Kenwood Lane

Fort Myers, Florida  33907

FOUNTAINVIEW

111 Executive Center Drive

West Palm Beach, Florida  33401

PALMS AT ST. LUCIE WEST

501 N.W. Cashmere Boulevard

Port St. Lucie, Florida  34986

GEORGIA:

MORNINGSIDE OF ATHENS

1291 Cedar Shoals Drive

Athens, Georgia  30605

SENIOR LIVING OF MARSH VIEW

7410 Skidway Road

Savannah, Georgia  31406

INDIANA:

MEADOWOOD RETIREMENT COMMUNITY

2455 Tamarack Trail

Bloomington, Indiana  47408

IOWA:

PACIFIC PLACE

20937 Kane Avenue

Pacific Junction, Iowa  51561

WEST BRIDGE CARE & REHABILITATION

1015 West Summit Street

Winterset, Iowa  50273

KANSAS:

WOODHAVEN CARE CENTER

510 W. 7th Street

Ellinwood, Kansas  67526

KENTUCKY:

LAFAYETTE AT COUNTRY PLACE

690 Mason Headley Road

Lexington, Kentucky  40504

LEXINGTON AT COUNTRY PLACE

700 Mason Headley Road

Lexington, Kentucky  40504

MARYLAND:

HEARTFIELDS AT BOWIE

7600 Laurel Bowie Road

Bowie, Maryland  20715

HEARTFIELDS AT FREDERICK

1820 Latham Drive

Frederick, Maryland  21701

MASSACHUSETTS:

BRAINTREE REHABILITATION HOSPITAL

250 Pond Street

Braintree, Massachusetts  02184

NEW ENGLAND REHABILITATION HOSPITAL

2 Rehabilitation Way

Woburn, Massachusetts  01801

NEBRASKA:

MORYS HAVEN

1112 15th Street

Columbus, Nebraska  68601

WEDGEWOOD CARE CENTER

800 Stoeger Drive

Grand Island, Nebraska  68803

CRESTVIEW HEALTH CARE CENTER

1100 West First Street

Milford, Nebraska  68405

UTICA COMMUNITY CARE CENTER

1350 Centennial Avenue

Utica, Nebraska  68456

NEW JERSEY:

LEISURE PARK

1400 Route 70

Lakewood, New Jersey  08701

PENNSYLVANIA:

FRANCISCAN MANOR

71 Darlington Road

Patterson Township, Beaver Falls, Pennsylvania  15010

MOUNT VERNON OF ELIZABETH

145 Broadlawn Drive

Elizabeth, Pennsylvania  15037

OVERLOOK GREEN

5250 Meadowgreen Drive

Whitehall, Pennsylvania  15236

SOUTH CAROLINA:

MORNINGSIDE OF ANDERSON

1304 McLees Road

Anderson, South Carolina  29621

MYRTLE BEACH MANOR

9547 Highway 17 North

Myrtle Beach, South Carolina  29572

TEXAS:

HERITAGE PLACE AT BOERNE

120 Crosspoint Drive

Boerne, Texas  78006

FORUM AT PARK LANE

7831 Park Lane

Dallas, Texas  75225

HERITAGE PLACE AT FREDERICKSBURG

96 Frederick Road

Fredericksburg, Texas  78624

VIRGINIA:

CHESAPEAKE PROPERTY

1005 Elysian Place

Chesapeake, Virginia  23320

WISCONSIN:

GREENTREE HEALTH & REHABILITATION CENTER

70 Greentree Road

Clintonville, Wisconsin  54929

PINE MANOR HEALTH CARE CENTER

Village of Embarrass

1625 East Main Street

Clintonville, Wisconsin  54929

MANORPOINTE-OAK CREEK INDEPENDENT SENIOR APARTMENTS AND MEADOWMERE/MITCHELL MANOR-OAK CREEK ASSISTED LIVING

700 East Stonegate Drive and 701 East Peutz Road

Oak Creek, Wisconsin  53154

RIVER HILLS WEST HEALTHCARE CENTER

321 Riverside Drive

Pewaukee, Wisconsin  53072

THE VIRGINIA HEALTH & REHABILITATION CENTER

1451 Cleveland Avenue

Waukesha, Wisconsin  53186